                          Countrywide HEL Notes 2005-E
                         Statement to Certificateholders
                                December 15, 2005

====================================================================================================================================
                                                       DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL           BEGINNING                                                                               ENDING
             FACE               PRINCIPAL                                                   REALIZED   DEFERRED         PRINCIPAL
CLASS        VALUE              BALANCE         PRINCIPAL       INTEREST        TOTAL       LOSSES     INTEREST         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
IA        880,000,000.00     833,238,846.70   24,955,067.22   3,010,075.33   27,965,142.55  0.00             0.00     808,283,779.48
IIA     1,120,000,000.00   1,031,000,097.09   46,879,815.22   3,724,487.85   50,604,303.07  0.00             0.00     984,120,281.87
TRANS               0.00    --23,384,010.35   20,357,416.18           0.00   20,357,416.18  0.00    26,504,370.97    --17,237,055.56
------------------------------------------------------------------------------------------------------------------------------------
TOTALS  2,000,000,000.00   1,840,854,933.44   92,192,298.62   6,734,563.18   98,926,861.80  0.00    26,504,370.97   1,775,167,005.79
====================================================================================================================================

====================================================================================================================================
                                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                  PASS-THROUGH RATES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          CURRENT
                           BEGINNING                                                            ENDING                    PASS-THRU
CLASS       CUSIP          PRINCIPAL        PRINCIPAL         INTEREST          TOTAL           PRINCIPAL         CLASS   RATE
------------------------------------------------------------------------------------------------------------------------------------
IA        126685AG1      946.86232580      28.35803093       3.42054015      31.77857108      918.50429486        IA      4.335000 %
IIA       126685AH9      920.53580097      41.85697788       3.32543558      45.18241346      878.67882310        IIA     4.335000 %
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                   920.42746672      46.09614931       3.36728159      49.46343090      887.58350290
====================================================================================================================================

          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Rafael Martinez
             JPMorgan Chase Bank, N.A. - Structured Finance Services
                              600 Travis, 9TH FLOOR
                              Houston, Texas 77002
                    Tel: (713) 216-4391 / Fax: (713) 216-4880
                     Email: RAFAEL.TEXAS.MARTINEZ@CHASE.COM

                     Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                          Countrywide HEL Notes 2005-E
                                December 15, 2005

Investor Floating Allocation Percentage Group 1                                                                          100.00000%
Investor Floating Allocation Percentage Group 2                                                                          100.00000%

Investor Distribution Amount Group 1                                                                                  27,965,142.56
Investor Distribution Amount Group 2                                                                                  50,604,303.07
Class  IA Interest                                                                                                     3,010,075.33
Class IIA Interest                                                                                                     3,724,487.85
Class  IA Rate                                                                                                            4.335000%
Class IIA Rate                                                                                                            4.335000%
Class  IA Interest not payable, due to insufficient Investor Interest Collections                                              0.00
Class IIA Interest not payable, due to insufficient Investor Interest Collections                                              0.00
Class  IA Unpaid Investor Interest Shortfall                                                                                   0.00
Class IIA Unpaid Investor Interest Shortfall                                                                                   0.00
Per $1,000 of Original Investor Principal Balance
Interest on the Unpaid Class  IA Interest Shortfall                                                                            0.00
Interest on the Unpaid Class IIA Interest Shortfall                                                                            0.00
Remaining Unpaid Class  IA Interest Shortfall                                                                                  0.00
Remaining Unpaid Class IIA Interest Shortfall                                                                                  0.00
Per $1,000 of Original Investor Principal Balance

Group 1 Principal Distributed:
Investor Loss Amount Paid as Principal                                                                                         0.00
Investor Loss Reduction Amounts paid as principal                                                                              0.00
Accelerated Principal Distribution Amount                                                                              2,824,167.15
Scheduled Principal Collections Payment Amount                                                                        22,130,900.07
Guaranteed Principal Distribution Amount                                                                                       0.00
Total Principal Distributed                                                                                           24,955,067.22

Group 2 Principal Distributed:
Investor Loss Amount Paid as Principal                                                                                         0.00
Investor Loss Reduction Amounts paid as principal                                                                              0.00
Accelerated Principal Distribution Amount                                                                              3,322,787.63
Scheduled Principal Collections Payment Amount                                                                        43,557,027.59
Guaranteed Principal Distribution Amount                                                                                       0.00
Total Principal Distributed                                                                                           46,879,815.22

Unreimbursed Class  IA Loss Reduction Amounts                                                                                  0.00
Unreimbursed CLass IIA Loss Reduction Amounts                                                                                  0.00
Per $1,000 of Original Investor Principal Balance

Basis Risk Carryforward Distributed Group I                                                                                    0.00
Basis Risk Carryforward Distributed Group II                                                                                   0.00

Basis Risk Carryforward Remaining Group I                                                                                      0.00
Basis Risk Carryforward Remaining Group II                                                                                     0.00

Servicing Fee Group 1                                                                                                    342,896.86
Servicing Fee Group 2                                                                                                    424,126.03

Accrued and Unpaid Servicing Fees from Prior Periods Group I                                                                   0.00
Accrued and Unpaid Servicing Fees from Prior Periods Group II                                                                  0.00

Class  IA Principal Balance (before distributions)                                                                   833,238,846.70
Class  IA Principal Balance (after distributions)                                                                    808,283,779.48

Class IIA Principal Balance (before distributions)                                                                 1,031,000,097.09
Class IIA Principal Balance (after distributions)                                                                    984,120,281.87

Class  IA Factor                                                                                                          0.9185043
Class IIA Factor                                                                                                          0.8786788

Asset Balance of Group 1 Mortgage Loans:                                                                             800,821,572.13
Asset Balance of Group 2 Mortgage Loans:                                                                             974,345,433.65

            Delinquent Mortgage Loans

                                                            Delinquency by Group
                                                                   Group 1
                        --------------------------------------------------------------------------------
                        Category           Number          Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                        1 Month              147              5,440,702.86                0.68 %
                        2 Month              94               2,748,791.49                0.34 %
                        3 Month              40               1,525,409.14                0.19 %
                        Total                281              9,714,903.49                1.21 %

                                                            Delinquency by Group
                                                                   Group 2
                        --------------------------------------------------------------------------------
                        Category           Number          Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                        1 Month              62               6,835,716.22                0.70 %
                        2 Month              32               5,576,636.27                0.57 %
                        3 Month              12                 838,952.86                0.09 %
                        Total                106             13,251,305.35                1.36 %

                                                              Delinquency Totals
                                                                 Group Totals
                        --------------------------------------------------------------------------------
                        Category           Number          Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                        1 Month              209             12,276,419.08                0.69 %
                        2 Month              126              8,325,427.76                0.47 %
                        3 Month              52               2,364,362.00                0.13 %
                        Total                387             22,966,208.84                1.29 %

                        * Delinquent Buckets include Bankruptcies, Foreclosures and REO Properties


            Bankruptcies

                                                       Bankruptcy by Group
                        --------------------------------------------------------------------------------
                        Group              Number of
                        Number               Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                          1                  21                 549,384.28                 0.07%
                          2                   2                 327,305.00                 0.03%

                                                        Bankruptcy Totals
                        --------------------------------------------------------------------------------
                                           Number of
                                             Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                                             23                 876,689.28                 0.05%

            Foreclosures

                                                         Foreclosure by Group
                        --------------------------------------------------------------------------------
                        Group              Number of
                        Number               Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                          1                   3                  74,319.73                 0.01%
                          2                   2                 193,800.00                 0.02%

                                                          Foreclosure Totals
                        --------------------------------------------------------------------------------
                                           Number of
                                             Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                                              5                 268,119.73                 0.02%

            REO Properties

                                                             REO by Group
                        --------------------------------------------------------------------------------
                        Group              Number of
                        Number               Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                          1                   0                       0.00                 0.00%
                          2                   0                       0.00                 0.00%

                                                             REO Totals
                        --------------------------------------------------------------------------------
                                           Number of
                                             Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                                              0                       0.00                 0.00%

Group 1:
Optional Servicer Advances(Current Collection Period)                                                                          0.00
Optional Servicer Advances(Outstanding)                                                                                        0.00
Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                            17
Principal Balance                                                                                                        591,237.67

Group 2:
Optional Servicer Advances(Current Collection Period)                                                                          0.00
Optional Servicer Advances(Outstanding)                                                                                        0.00
Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                             2
Principal Balance                                                                                                         76,575.46

Subordinated Transferor Collections Group 1                                                                                    0.00
Subordinated Transferor Collections Group 2                                                                                    0.00

Group 1:
Overcollateralization Step-Down Amount                                                                                         0.00
Available Transferor Subordinated Amount                                                                                       0.00
Required Transferor Subordinated Amount                                                                               29,774,848.22
Interest Collections(non-investor)                                                                                             0.00
Transferor Principal Collections                                                                                       7,954,581.74

Group 2:
Overcollateralization Step-Down Amount                                                                                         0.00
Available Transferor Subordinated Amount                                                                                       0.00
Required Transferor Subordinated Amount                                                                               27,462,207.35
Interest Collections(non-investor)                                                                                             0.00
Transferor Principal Collections                                                                                      12,402,834.44

Mortgage Loans for which the Mortgage Loan File was not
delivered to the Indenture Trustee within 30 days of the
Closing File
Number                                                                                                                            0
Balance                                                                                                                        0.00

I. CASH RECONCILIATION - GROUP 1
Net Interest Collections - per Servicer Report                                                                         5,931,453.49
Principal Collections - per Servicer Report                                                                           30,085,481.81
Residual Advance                                                                                                               0.00
Cash released from Additional Loan Account                                                                                     0.00
Insured Payment                                                                                                                0.00
Group 1 Total Deposit to Collection Account                                                                           36,016,935.30

CASH RECONCILIATION - GROUP 2
Net Interest Collections - per Servicer Report                                                                         7,167,558.48
Principal Collections - per Servicer Report                                                                           55,959,862.03
Residual Advance                                                                                                               0.00
Cash released from Additional Loan Account                                                                                     0.00
Insured Payment                                                                                                                0.00
Group 2 Total Deposit to Collection Account                                                                           63,127,420.51

TOTAL DEPOSIT TO COLLECTION ACCOUNT                                                                                   99,144,355.81

II. DISTRIBUTION SUMMARY - GROUP 1
Premium to Credit Enhancer                                                                                                97,211.00
Fannie Mae Guarantee Fee                                                                                                       0.00
Investor Certificate Interest and Unpaid Investor Certificate Interest                                                 3,010,075.33
Unreimbursed Credit Enhancement Draw Amounts                                                                                   0.00
Amounts owed Master Servicer per Sect. 3.08 and 7.03                                                                           0.00
Basis Risk Carryforward                                                                                                        0.00
Class A Investor Certificate Principal Distributed                                                                    24,955,067.22
Transferor Interest Distributed                                                                                                0.00
Transferor Principal Distributed                                                                                       7,954,581.74
Group 1 Total Distributions                                                                                           36,016,935.30

DISTRIBUTION SUMMARY - GROUP 2
Premium to Credit Enhancer                                                                                               120,283.00
Fannie Mae Guarantee Fee                                                                                                       0.00
Investor Certificate Interest and Unpaid Investor Certificate Interest                                                 3,724,487.85
Unreimbursed Credit Enhancement Draw Amounts                                                                                   0.00
Amounts owed Master Servicer per Sect. 3.08 and 7.03                                                                           0.00
Basis Risk Carryforward                                                                                                        0.00
Class A Investor Certificate Principal Distributed                                                                    46,879,815.22
Transferor Interest Distributed                                                                                                0.00
Transferor Principal Distributed                                                                                      12,402,834.44
Group 2 Total Distributions                                                                                           63,127,420.51

TOTAL DISTRIBUTION                                                                                                    99,144,355.81

III. BALANCE RECONCILIATION - GROUP 1
Loan Group Beginning Balance                                                                                         822,952,472.20
Loan Group Ending Balance                                                                                            800,821,572.13
Change in Balance                                                                                                     22,130,900.07
Principal Collections                                                                                                 30,085,481.81
Liquidation Loss Amount                                                                                                        0.00
Additional Balances                                                                                                    7,954,581.74
Balance Check                                                                                                                  0.00

III. BALANCE RECONCILIATION - GROUP 2
Loan Group Beginning Balance                                                                                       1,017,902,461.24
Loan Group Ending Balance                                                                                            974,345,433.65
Change in Balance                                                                                                     43,557,027.59
Principal Collections                                                                                                 55,959,862.03
Liquidation Loss Amount                                                                                                        0.00
Additional Balances                                                                                                   12,402,834.44
Balance Check                                                                                                                  0.00

OTHER INFORMATION
Group 1:
Transferor Principal Balance (Beginning)                                                                             -10,286,374.50
Transferor Principal Balance (Ending)                                                                                 -7,462,207.35
Investor Fixed Allocation Percentage                                                                                        100.00%

Group 2:
Transferor Principal Balance (Beginning)                                                                             -13,097,635.85
Transferor Principal Balance (Ending)                                                                                 -9,774,848.22
Investor Fixed Allocation Percentage                                                                                        100.00%

Group 1:
Interest Received                                                                                                      6,274,350.35
Net Liquidation Proceeds (Allocable to Interest)                                                                               0.00
Insurance Proceeds (Allocable to Interest)                                                                                     0.00
Servicer Optional Advance (Allocable to Interest)                                                                              0.00
Purchase Price per Sect. 2.02 (a) (Allocable to Interest)                                                                      0.00
Purchase Price (90+ Day Delinq) (Allocable to Interest)                                                                        0.00
Residual Advance                                                                                                               0.00
Total Interest                                                                                                         6,274,350.35
Investor Interest Collections                                                                                          5,931,453.49

Group 1:
Beginning Balance                                                                                                    822,952,472.20
Principal Collections                                                                                                 29,494,244.14
Net Liquidation Proceeds (Alloc. to Principal)                                                                                 0.00
Insurance Proceeds (Alloc. to Principal)                                                                                       0.00
Purchase Price per Sect. 2.02 (a) (Alloc. to Principal)                                                                        0.00
Purchase Price (90+ Day Delinq) (Alloc. to Principal)                                                                          0.00
Loans Removed from the Trust by the Servicer per Sect. 2.06                                                              591,237.67
Transfer Deposit Amount per Sect. 2.02 (a)                                                                                     0.00
Total Principal                                                                                                       30,085,481.81
Investor Principal Collections                                                                                        30,085,481.81
Additional Balances                                                                                                    7,954,581.74
Ending Principal Balance                                                                                             800,821,572.13
Total Collections                                                                                                     36,016,935.30
Alternative Principal Payment                                                                                         22,130,900.07

Group 2:
Interest Received                                                                                                      7,591,684.51
Net Liquidation Proceeds (Allocable to Interest)                                                                               0.00
Insurance Proceeds (Allocable to Interest)                                                                                     0.00
Servicer Optional Advance (Allocable to Interest)                                                                              0.00
Purchase Price per Sect. 2.02 (a) (Allocable to Interest)                                                                      0.00
Purchase Price (90+ Day Delinq) (Allocable to Interest)                                                                        0.00
Residual Advance                                                                                                               0.00
Total Interest                                                                                                         7,591,684.51
Investor Interest Collections                                                                                          7,167,558.48

Group 2:
Beginning Balance                                                                                                  1,017,902,461.24
Principal Collections                                                                                                 55,883,286.57
Net Liquidation Proceeds (Alloc. to Principal)                                                                                 0.00
Insurance Proceeds (Alloc. to Principal)                                                                                       0.00
Purchase Price per Sect. 2.02 (a) (Alloc. to Principal)                                                                        0.00
Purchase Price (90+ Day Delinq) (Alloc. to Principal)                                                                          0.00
Loans Removed from the Trust by the Servicer per Sect. 2.06                                                               76,575.46
Transfer Deposit Amount per Sect. 2.02 (a)                                                                                     0.00
Total Principal                                                                                                       55,959,862.03
Investor Principal Collections                                                                                        55,959,862.03
Additional Balances                                                                                                   12,402,834.44
Ending Principal Balance                                                                                             974,345,433.65
Total Collections                                                                                                     63,127,420.51
Alternative Principal Payment                                                                                         43,557,027.59

Group 1 Loans Average Daily Balance                                                                                  820,603,690.72
Group 2 Loans Average Daily Balance                                                                                1,014,077,814.36

Group 1 Weighted Average Loan Rate                                                                                         9.02123%
Group 2 Weighted Average Loan Rate                                                                                         8.80138%
Group 1 Weighted Average Net Loan Rate                                                                                     8.38123%
Group 2 Weighted Average Net Loan Rate                                                                                     8.16138%

Group 1 Excess Interest                                                                                                        0.00
Group 2 Excess Interest                                                                                                        0.00
Group 1 Excess Spread Percentage                                                                                           4.04623%
Group 2 Excess Spread Percentage                                                                                           3.82638%
Group 1 Spread Rate                                                                                                        4.04623%
Group 2 Spread Rate                                                                                                        3.82638%

LOAN MODIFICATION SUMMARY - GROUP 1
Loans with Senior Lien Balance Modification(CLTV<80%)-current                                                                  0.00
Loans with Senior Lien Balance Modification(CLTV<80%)-cumulative                                                          60,145.00
Loans with Senior Lien Balance Modification(CLTV<80%)-% of Initial                                                            0.00%

Loans with Senior Lien Balance Modification(CLTV>80%) - current                                                           22,912.88
Loans with Senior Lien Balance Modification(CLTV>80%) - cumulative                                                       196,802.53
Loans with Senior Lien Balance Modification(CLTV>80%) - % of Initial                                                          0.01%

Loans with Credit Limit Modification - current                                                                           107,598.00
Loans with Credit Limit Modification - cumulative                                                                        597,649.00
Loans with Credit Limit Modification - % of Initial                                                                           0.03%

Loans with Gross Margin Modification - current                                                                            28,982.06
Loans with Gross Margin Modification - cumulative                                                                        262,758.05
Loans with Gross Margin Modification - % of Initial                                                                           0.01%

LOAN MODIFICATION SUMMARY - GROUP 2
Loans with Senior Lien Balance Modification(CLTV<80%)-current                                                             59,867.57
Loans with Senior Lien Balance Modification(CLTV<80%)-cumulative                                                         809,867.57
Loans with Senior Lien Balance Modification(CLTV<80%)-% of Initial                                                            0.04%

Loans with Senior Lien Balance Modification(CLTV>80%) - current                                                          893,262.00
Loans with Senior Lien Balance Modification(CLTV>80%) - cumulative                                                     1,670,957.88
Loans with Senior Lien Balance Modification(CLTV>80%) - % of Initial                                                          0.08%

Loans with Credit Limit Modification - current                                                                           250,000.00
Loans with Credit Limit Modification - cumulative                                                                        270,000.00
Loans with Credit Limit Modification - % of Initial                                                                           0.01%

Loans with Gross Margin Modification - current                                                                                 0.00
Loans with Gross Margin Modification - cumulative                                                                              0.00
Loans with Gross Margin Modification - % of Initial                                                                           0.00%

CREDIT ENHANCER INFORMATION
GROUP 1:
Amount due to Credit Enhancer from Prepayment Shortfall                                                                        0.00
MBIA Surety Bond in force?                                                                                                      YES
Credit Enhancement Draw Amount                                                                                                 0.00
Guaranteed Principal Payment Amount                                                                                            0.00
Guaranteed Distribution                                                                                                        0.00
Credit Enhancement Premium                                                                                                97,211.00
Overcollateralization Deficiency Amount                                                                               16,262,207.35
Rolling Three Month Delinquency Rate                                                                                          0.25%
Balance used for Required Subordinated Amount                                                                         29,774,848.22
Initial Subordinated Amount                                                                                          -12,830,508.67
Can Required Transferor Subordinated Amount be Reduced?                                                                          NO
Current Recovery Amount                                                                                                        0.00
Current Liquidation Loss Amount                                                                                                0.00
Cumulative Liquidation Loss Amount                                                                                             0.00
Has a Rapid Amortization Event occurred?                                                                                         NO
Cause of Rapid Amortization Event.                                                                                               NA
Has an Event of Servicing Termination occurred?                                                                                  NO
Cause of Event of Servicing Termination.                                                                                         NA

GROUP 2:
Amount due to Credit Enhancer from Prepayment Shortfall                                                                        0.00
MBIA Surety Bond in force?                                                                                                      YES
Credit Enhancement Draw Amount                                                                                                 0.00
Guaranteed Principal Payment Amount                                                                                            0.00
Guaranteed Distribution                                                                                                        0.00
Credit Enhancement Premium                                                                                               120,283.00
Overcollateralization Deficiency Amount                                                                               20,974,848.22
Rolling Three Month Delinquency Rate                                                                                          0.30%
Balance used for Required Subordinated Amount                                                                         27,462,207.35
Initial Subordinated Amount                                                                                          -16,343,503.63
Can Required Transferor Subordinated Amount be Reduced?                                                                          NO
Current Recovery Amount                                                                                                        0.00
Current Liquidation Loss Amount                                                                                                0.00
Cumulative Liquidation Loss Amount                                                                                             0.00
Has a Rapid Amortization Event occurred?                                                                                         NO
Cause of Rapid Amortization Event.                                                                                               NA
Has an Event of Servicing Termination occurred?                                                                                  NO
Cause of Event of Servicing Termination.                                                                                         NA

                      Copyright 2005 J.P.Morgan Chase & Co. All rights reserved.